Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@acegroup.com	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5

III.	Segment Results
	- Insurance - North American	6
	- Insurance - Overseas General	7
	- Global Reinsurance	8
	- Life	9

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	10
	- Reinsurance Recoverable Analysis	11
	- Investment Portfolio	12 - 17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

V.	Other Disclosures
	- Non-GAAP Financial Measures	21 - 22
	- Book Value and Book Value per Common Share	23
	- Glossary	24

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

			% Change 3Q-12 vs. 3Q-11		% Change 3Q-12 vs. 3Q-11 (2)			% Change YTD-12 vs. YTD-11		% Change YTD-12 vs. YTD-11 (2)
	Three months ended September 30			Constant $		Nine months ended September 30			Constant $
	2012	2011		2011 (2)		2012	2011		2011 (2)

Gross premiums written	$6,007	$5,900	1.8%	$5,777	4.0%	$16,447	$15,967	3.0%	$15,732	4.5%

Net premiums written	$4,716	$4,343	8.6%	$4,243	11.1%	$12,418	$11,742	5.8%	$11,543	7.6%

Net premiums earned	$4,665	$4,490	3.9%	$4,378	6.6%	$11,829	$11,556	2.4%	$11,340	4.3%

Net investment income	$533	$564	-5.6%			$1,614	$1,677	-3.8%

Net income (loss)	$640	$(39)	NM			$1,941	$805	141.1%

Income excluding net realized gains (losses) (1)	$688	$751	-8.2%			$2,132	$1,683	26.7%

Comprehensive income (loss)	$1,316	$(189)	NM			$3,044	$1,050	189.9%

Operating cash flow	$1,642	$935				$3,025	$2,998

P&C combined ratio
Loss and loss expense ratio	68.9%	64.9%				62.6%	66.8%
Underwriting and administrative expense ratio	23.1%	25.3%				27.6%	28.5%

Combined ratio	92.0%	90.2%				90.2%	95.3%

Operating return on equity (ROE) (1)	11.5%	13.5%				12.1%	10.3%
ROE	9.7%	-0.7%				10.1%	4.6%

Effective tax rate on income excluding net realized gains (losses) (1)	16.7%	17.7%				14.8%	18.1%
Effective tax rate	18.7%	131.9%				17.3%	32.1%

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.01	$2.20	-8.6%			$6.23	$4.94	26.1%
Net income (loss)	$1.86	$(0.11)	NM			$5.67	$2.36	140.3%

								% Change 3Q-12 vs. 3Q-11	December 31 2011	% Change 3Q-12 vs. 4Q-11
Book value per common share (1)						$79.36	$70.10	13.2%	$72.22	9.9%
Tangible book value per common share (1)						$64.67	$55.88	15.7%	$57.97	11.6%

Weighted average basic common shares outstanding	340.2	338.4				339.5	338.1
Weighted average diluted common shares outstanding	342.9	340.9				342.4	340.9

Debt/total capitalization						14.9%	16.2%

(1)	See Non-GAAP Financial Measures.
(2)	Prior periods on a constant dollar basis.

Adoption of New Accounting Pronouncement:

Shareholders’ equity and book value per common share at December 31, 2011 and September 30, 2011 and ROE percentages for the three and nine months ended September 30, 2011 have been retrospectively adjusted to reflect the adoption of new guidance issued by the Financial Accounting Standards Board related to the accounting for costs associated with acquiring or renewing insurance contracts. The adoption of this guidance decreased shareholders’ equity by $181 million as of December 31, 2011. The effect of the adoption of the new guidance on net income for the three and nine months ended September 30, 2011 was a decrease of $8 million and $30 million, respectively.

Financial Highlights	Page 1

ACE Limited Consolidated Results—Consecutive Quarters (in millions of U.S. dollars, except ratios)

(Unaudited)

ACE Limited Consolidated	3Q-12	2Q-12	1Q-12	4Q-11	3Q-11	YTD 2012	YTD 2011	Full Year 2011
Consolidated Results Excluding Life Segment
Gross premiums written	$5,496	$5,140	$4,275	$4,344	$5,391	$14,911	$14,497	$18,841
Net premiums written	4,228	3,644	3,084	3,134	3,855	10,956	10,325	13,459
Net premiums earned	4,185	3,309	2,908	3,361	4,010	10,402	10,167	13,528
Losses and loss expenses	2,883	1,968	1,656	2,132	2,603	6,507	6,795	8,927
Policy acquisition costs	529	531	506	546	577	1,566	1,587	2,133
Administrative expenses	438	436	432	447	439	1,306	1,304	1,751

Underwriting income excluding Life segment (1)	335	374	314	236	391	1,023	481	717

Life underwriting income excluding investment income and gains (losses) from fair value changes in separate account assets (2)	25	55	24	27	82	104	182	209
Net investment income	533	537	544	565	564	1,614	1,677	2,242
Net realized gains (losses)	(60)	(394)	260	83	(760)	(194)	(878)	(795)
Interest expense	63	62	62	63	62	187	187	250
Other income (expense): (2)
Gains (losses) from fair value changes in separate account assets	14	(14)	18	3	(39)	18	(39)	(36)
Other	3	(20)	(15)	4	(50)	(32)	(49)	(45)
Income tax expense	147	148	110	120	165	405	382	502

Net income (loss)	640	328	973	735	(39)	1,941	805	1,540

Net realized gains (losses)	(60)	(394)	260	83	(760)	(194)	(878)	(795)
Net realized gains (losses) in other income (expense) (1) (3)	20	1	18	16	(28)	39	8	24
Tax expense on net realized gains (losses)	8	22	6	12	2	36	8	20

Income excluding net realized gains (losses) (1)	$688	$743	$701	$648	$751	$2,132	$1,683	$2,331

% Change versus prior year period (4)
Net premiums written as reported	9.6%	5.3%	2.5%	4.9%	33.0%	6.1%	13.8%	11.6%
Net premiums earned as reported	4.4%	1.1%	0.8%	6.4%	33.1%	2.3%	16.7%	13.9%

Net premiums written constant $	12.3%					8.0%
Net premiums earned constant $	7.1%					4.3%

Other ratios
Net premiums written/gross premiums written	77%	71%	72%	72%	72%	73%	71%	71%
Effective tax rate on income excluding net realized gains (losses) (1)	16.7%	14.6%	13.0%	14.4%	17.7%	14.8%	18.1%	17.1%

P&C combined ratio (4)
Loss and loss expense ratio	68.9%	59.5%	56.9%	63.4%	64.9%	62.6%	66.8%	66.0%
Policy acquisition cost ratio	12.7%	16.1%	17.4%	16.3%	14.4%	15.0%	15.6%	15.8%
Administrative expense ratio	10.4%	13.1%	14.9%	13.3%	10.9%	12.6%	12.9%	12.9%

Combined ratio	92.0%	88.7%	89.2%	93.0%	90.2%	90.2%	95.3%	94.7%

Combined ratio excluding catastrophe losses, PPD, and crop (1) (5)	90.5%				91.9%

P&C expense ratio	23.1%	29.2%	32.3%	29.6%	25.3%	27.6%	28.5%	28.7%
P&C expense ratio excluding A&H	19.3%	25.3%	28.4%	25.5%	21.0%	23.7%	24.1%	24.7%

Large losses and other items (before tax) (4)
Reinstatement premiums (expensed) collected	$2	$—	$—	$—	$26	$2	$(40)	$(40)
Catastrophe losses	$55	$55	$19	$155	$147	$129	$704	$859
Prior period development (PPD) - unfavorable (favorable) (5)	$(236)	$(113)	$(93)	$(123)	$(194)	$(442)	$(433)	$(556)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (5)	73.4%	61.2%	59.5%	62.5%	66.7%	65.7%	64.0%	63.6%

(1)	See Non-GAAP Financial Measures.
(2)	Gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income.
(3)	Net realized investment and derivative losses related to unconsolidated entities.
(4)	Presented excluding the Life segment. This is a non-GAAP measure.
(5)	For Q3 2012 and Q3 2011, favorable prior period development is net of $32 million and $26 million, respectively, of net earned premium adjustments on loss sensitive policies.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	September 30	June 30	March 31	December 31
	2012	2012	2012	2011
Assets
Fixed maturities available for sale, at fair value	$46,504	$44,386	$43,468	$41,967
Fixed maturities held to maturity, at amortized cost	7,493	7,782	8,117	8,447
Equity securities, at fair value	770	729	679	647
Short-term investments, at fair value	2,429	2,260	2,099	2,301
Other investments	2,621	2,524	2,429	2,314

Total investments	59,817	57,681	56,792	55,676
Cash	690	617	715	614
Securities lending collateral	2,039	2,247	2,204	1,375
Insurance and reinsurance balances receivable	5,288	4,985	4,487	4,387
Reinsurance recoverable on losses and loss expenses	11,857	11,752	12,057	12,389
Deferred policy acquisition costs	1,793	1,710	1,649	1,548
Value of business acquired	632	637	669	676
Prepaid reinsurance premiums	1,613	1,775	1,643	1,541
Goodwill and other intangible assets	4,990	4,826	4,860	4,799
Deferred tax assets	344	557	568	673
Investments in partially-owned insurance companies	354	339	346	352
Other assets	4,091	3,575	3,759	3,291

Total assets	$93,508	$90,701	$89,749	$87,321

Liabilities
Unpaid losses and loss expenses	$38,200	$36,850	$37,247	$37,477
Unearned premiums	7,068	7,044	6,664	6,334
Future policy benefits	4,414	4,436	4,358	4,274
Insurance and reinsurance balances payable	3,448	3,490	3,454	3,542
Securities lending payable	2,044	2,253	2,211	1,385
Payable for securities purchased	733	692	569	287
Accounts payable, accrued expenses, and other liabilities	5,567	5,104	4,615	4,770
Short-term debt	1,402	1,401	1,531	1,251
Long-term debt	3,360	3,360	3,360	3,360
Trust preferred securities	309	309	309	309

Total liabilities	66,545	64,939	64,318	62,989
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	23,949	23,424	23,222	22,421
Accumulated other comprehensive income (AOCI)	3,014	2,338	2,209	1,911

Total shareholders’ equity	26,963	25,762	25,431	24,332

Total liabilities and shareholders’ equity	$93,508	$90,701	$89,749	$87,321

Book value per common share (1)	$79.36	$75.98	$75.09	$72.22
% change over prior quarter	4.4%	1.2%	4.0%	3.0%
Tangible book value per common share (1)	$64.67	$61.75	$60.74	$57.97
% change over prior quarter	4.7%	1.7%	4.8%	3.7%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-12	% of Total Consolidated	3Q-11	% of Total Consolidated	% Change 3Q-12 vs. 3Q-11	YTD 2012	% of Total Consolidated	YTD 2011	% of Total Consolidated	% Change YTD-12 vs. YTD-11
Net premiums written
Property and all other	$962	20%	$906	21%	6.2%	$3,301	27%	$2,959	25%	11.6%
Agriculture	1,164	25%	1,066	24%	9.2%	1,775	14%	1,679	14%	5.7%
Casualty	1,501	32%	1,270	29%	18.2%	4,001	32%	3,817	33%	4.8%

Subtotal	3,627	77%	3,242	74%	11.9%	9,077	73%	8,455	72%	7.4%
Personal accident (A&H) (1)	856	18%	859	20%	-0.4%	2,621	21%	2,613	22%	0.3%
Life	233	5%	242	6%	-3.7%	720	6%	674	6%	6.8%

Total consolidated	$4,716	100%	$4,343	100%	8.6%	$12,418	100%	$11,742	100%	5.8%

Net premiums earned
Property and all other	$1,031	22%	$986	22%	4.6%	$3,014	25%	$2,761	24%	9.2%
Agriculture	1,166	25%	1,080	24%	7.9%	1,609	14%	1,514	13%	6.2%
Casualty	1,366	29%	1,303	29%	4.8%	3,925	33%	4,035	35%	-2.7%

Subtotal	3,563	76%	3,369	75%	5.8%	8,548	72%	8,310	72%	2.9%
Personal accident (A&H) (1)	882	19%	891	20%	-1.0%	2,605	22%	2,606	22%	0.0%
Life	220	5%	230	5%	-4.3%	676	6%	640	6%	5.6%

Total consolidated	$4,665	100%	$4,490	100%	3.9%	$11,829	100%	$11,556	100%	2.4%

Income excluding net realized gains (losses)
Property, casualty, and all other	$613	89%	$547	73%	12.1%	$1,684	79%	$1,153	69%	46.1%
Agriculture	(92)	-13%	49	7%	NM	(37)	-2%	74	4%	NM
Personal accident (A&H) (1)	118	17%	114	15%	2.9%	357	17%	341	20%	5.2%
Life	49	7%	41	5%	19.5%	128	6%	115	7%	10.4%

Total consolidated	$688	100%	$751	100%	-8.2%	$2,132	100%	$1,683	100%	26.7%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

		Constant $	Constant $ % Change 3Q-12 vs.	YTD	Constant $ YTD	Constant $ % Change YTD-12 vs.
	3Q-12	3Q-11 (2)	3Q-11 (2)	2012	2011 (2)	YTD-11 (2)
Net premiums written
Property, casualty, agriculture, and all other	$3,627	$3,189	13.7%	$9,077	$8,348	8.7%
Personal accident (A&H) (1)	856	820	4.4%	2,621	2,538	3.3%
Life	233	234	-0.4%	720	657	9.6%

Total consolidated	$4,716	$4,243	11.1%	$12,418	$11,543	7.6%

Net premiums earned
Property, casualty, agriculture, and all other	$3,563	$3,307	7.7%	$8,548	$8,190	4.4%
Personal accident (A&H) (1)	882	849	3.8%	2,605	2,526	3.1%
Life	220	222	-0.9%	676	624	8.3%

Total consolidated	$4,665	$4,378	6.6%	$11,829	$11,340	4.3%

Income excluding net realized gains (losses)
Property, casualty, agriculture, and all other	$521	$582	-10.5%	$1,647	$1,196	37.7%
Personal accident (A&H) (1)	118	109	8.3%	357	330	8.3%
Life	49	41	19.8%	128	115	10.7%

Total consolidated	$688	$732	-6.0%	$2,132	$1,641	29.9%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American

	3Q-12	2Q-12	1Q-12	4Q-11	3Q-11	YTD 2012	YTD 2011	Full Year 2011
Gross premiums written	$3,345	$2,856	$2,012	$2,394	$3,294	$8,213	$7,966	$10,360
Net premiums written	2,537	1,860	1,293	1,624	2,207	5,690	5,227	6,851
Net premiums earned	2,472	1,652	1,287	1,662	2,299	5,411	5,249	6,911
Losses and loss expenses	2,110	1,163	849	1,211	1,838	4,122	4,065	5,276
Policy acquisition costs	160	157	127	157	174	444	455	612
Administrative expenses	148	153	147	144	153	448	448	592

Underwriting income	54	179	164	150	134	397	281	431

Net investment income	263	271	274	284	291	808	886	1,170
Net realized gains (losses)	(1)	18	(1)	26	(2)	16	8	34
Interest expense	3	3	3	4	4	9	11	15
Other income (expense)	5	(10)	1	3	(21)	(4)	(8)	(5)
Income tax expense	81	107	91	91	120	279	304	395

Net income	237	348	344	368	278	929	852	1,220

Net realized gains (losses)	(1)	18	(1)	26	(2)	16	8	34
Net realized gains (losses) in other income (expense)	17	5	15	10	(9)	37	18	28
Tax expense on net realized gains (losses)	2	10	4	10	1	16	9	19

Income excluding net realized gains (losses) (1)	$223	$335	$334	$342	$290	$892	$835	$1,177

Combined ratio
Loss and loss expense ratio	85.3%	70.4%	66.0%	72.8%	80.0%	76.2%	77.4%	76.3%
Policy acquisition cost ratio	6.5%	9.5%	9.9%	9.5%	7.6%	8.2%	8.7%	8.9%
Administrative expense ratio	6.0%	9.3%	11.4%	8.7%	6.6%	8.3%	8.6%	8.6%

Combined ratio	97.8%	89.2%	87.3%	91.0%	94.2%	92.7%	94.7%	93.8%

Combined ratio excluding catastrophe losses, PPD, and crop (1) (2)	88.9%				91.4%
Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$—	$7	$—	$(5)	$(5)
Catastrophe losses	$38	$49	$16	$42	$119	$103	$305	$347
Prior period development (PPD)—unfavorable (favorable) (2)	$(80)	$(59)	$(60)	$(31)	$(58)	$(199)	$(164)	$(195)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (2)	87.2%	71.1%	69.3%	72.2%	77.6%	78.1%	74.7%	74.1%

% Change versus prior year period
Net premiums written	14.9%	7.2%	0.6%	6.9%	52.7%	8.9%	22.2%	18.2%
Net premiums earned	7.5%	3.0%	-4.4%	10.0%	59.2%	3.1%	26.8%	22.3%

Other ratios
Net premiums written/gross premiums written	76%	65%	64%	68%	67%	69%	66%	66%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2012 and Q3 2011, favorable prior period development is net of $28 million and $13 million, respectively, of net earned premium adjustments on loss sensitive policies.

Insurance-North American	Page 6

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - Overseas General

	3Q-12	2Q-12	1Q-12	4Q-11	3Q-11	YTD 2012	YTD 2011	Full Year 2011
Gross premiums written	$1,841	$1,952	$1,984	$1,818	$1,843	$5,777	$5,649	$7,467
Net premiums written	1,384	1,475	1,528	1,378	1,398	4,387	4,251	5,629
Net premiums earned	1,432	1,420	1,391	1,450	1,471	4,243	4,164	5,614
Losses and loss expenses	622	703	705	785	671	2,030	2,244	3,029
Policy acquisition costs	329	332	335	346	353	996	989	1,335
Administrative expenses	234	233	229	241	236	696	698	939

Underwriting income	247	152	122	78	211	521	233	311

Net investment income	127	128	131	140	138	386	406	546
Net realized gains (losses)	13	26	20	51	1	59	(18)	33
Interest expense	2	1	1	1	2	4	4	5
Other income (expense)	3	(6)	—	3	(10)	(3)	(3)	—
Income tax expense	77	51	38	52	56	166	112	164

Net income	311	248	234	219	282	793	502	721

Net realized gains (losses)	13	26	20	51	1	59	(18)	33
Net realized gains (losses) in other income (expense)	2	(3)	3	2	(10)	2	(4)	(2)
Tax expense (benefit) on net realized gains (losses)	6	7	3	3	1	16	(2)	1

Income excluding net realized gains (losses) (1)	$302	$232	$214	$169	$292	$748	$522	$691

Combined ratio
Loss and loss expense ratio	43.4%	49.6%	50.7%	54.1%	45.6%	47.8%	53.9%	54.0%
Policy acquisition cost ratio	23.1%	23.4%	24.1%	23.8%	24.1%	23.5%	23.7%	23.8%
Administrative expense ratio	16.2%	16.3%	16.4%	16.6%	15.9%	16.4%	16.8%	16.7%

Combined ratio	82.7%	89.3%	91.2%	94.5%	85.6%	87.7%	94.4%	94.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$1	$17	$—	$(43)	$(42)
Catastrophe losses	$4	$5	$2	$98	$34	$11	$231	$329
Prior period development (PPD)—unfavorable (favorable)	$(135)	$(39)	$(22)	$(80)	$(126)	$(196)	$(210)	$(290)
Loss and loss expense ratio excluding catastrophe losses and PPD (1)	52.6%	51.9%	52.1%	53.0%	52.5%	52.2%	52.9%	52.9%

% Change versus prior year period
Net premiums written as reported	-1.0%	2.2%	8.4%	3.9%	18.3%	3.2%	10.0%	8.5%
Net premiums earned as reported	-2.6%	0.3%	8.8%	5.1%	13.3%	1.9%	10.4%	9.0%
Net premiums written constant $	5.5%					7.4%
Net premiums earned constant $	4.4%					6.7%

Other ratios
Net premiums written/gross premiums written	75%	76%	77%	76%	76%	76%	75%	75%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 7

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

	3Q-12	2Q-12	1Q-12	4Q-11	3Q-11	YTD 2012	YTD 2011	Full Year 2011
Gross premiums written	$310	$332	$279	$132	$254	$921	$882	$1,014
Net premiums written	307	309	263	132	250	879	847	979
Net premiums earned	281	237	230	249	240	748	754	1,003
Losses and loss expenses	151	102	102	136	94	355	485	621
Policy acquisition costs	40	42	43	42	50	125	143	185
Administrative expenses	13	13	12	14	12	38	38	52

Underwriting income	77	80	73	57	84	230	88	145

Net investment income	72	70	71	74	70	213	213	287
Net realized gains (losses)	(2)	(17)	13	6	(29)	(6)	(56)	(50)
Interest expense	1	1	1	1	—	3	1	2
Other income (expense)	5	(3)	5	3	(7)	7	(2)	1
Income tax expense	11	—	6	5	7	17	25	30

Net income	140	129	155	134	111	424	217	351

Net realized gains (losses)	(2)	(17)	13	6	(29)	(6)	(56)	(50)
Net realized gains (losses) in other income (expense)	4	(3)	5	3	(6)	6	(4)	(1)
Tax expense (benefit) on net realized gains (losses)	1	—	—	—	(1)	1	(1)	(1)

Income excluding net realized gains (losses) (1)	$139	$149	$137	$125	$145	$425	$276	$401

Combined ratio
Loss and loss expense ratio	53.9%	42.5%	44.4%	54.8%	39.2%	47.4%	64.3%	62.0%
Policy acquisition cost ratio	14.1%	17.8%	18.7%	17.0%	20.6%	16.7%	18.9%	18.4%
Administrative expense ratio	4.7%	5.8%	5.2%	5.3%	5.6%	5.1%	5.2%	5.2%

Combined ratio	72.7%	66.1%	68.3%	77.1%	65.4%	69.2%	88.4%	85.6%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$2	$—	$—	$(1)	$2	$2	$8	$7
Catastrophe losses	$13	$1	$1	$15	$(6)	$15	$168	$183
Prior period development (PPD)—unfavorable (favorable) (2)	$(21)	$(15)	$(11)	$(12)	$(10)	$(47)	$(59)	$(71)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (2)	57.7%	48.3%	48.7%	53.2%	49.1%	52.0%	51.2%	51.7%

% Change versus prior year period
Net premiums written as reported	22.2%	9.4%	-16.5%	-7.7%	-8.1%	3.6%	-9.1%	-8.9%
Net premiums earned as reported	16.8%	-6.5%	-11.5%	-7.1%	-11.4%	-0.8%	-6.1%	-6.3%
Net premiums written constant $	22.9%					4.3%
Net premiums earned constant $	17.6%					-0.3%

Other ratios
Net premiums written/gross premiums written	99%	93%	94%	100%	99%	95%	96%	97%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2012 and Q3 2011, favorable prior period development is net of $4 million and $13 million, respectively, of net earned premium adjustments on loss sensitive policies.

Global Reinsurance	Page 8

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars)

(Unaudited)

Life

	3Q-12	2Q-12	1Q-12	4Q-11	3Q-11	YTD 2012	YTD 2011	Full Year 2011
Gross premiums written	$511	$513	$512	$520	$509	$1,536	$1,470	$1,990
Net premiums written	488	486	488	496	488	1,462	1,417	1,913
Net premiums earned	480	474	473	470	480	1,427	1,389	1,859
Losses and loss expenses	164	151	148	154	142	463	439	593
Policy benefits (1)	130	102	147	119	83	379	282	401
(Gains) losses from fair value changes in separate account assets (1)	(14)	14	(18)	(3)	39	(18)	39	36
Policy acquisition costs	80	88	76	86	92	244	253	339
Administrative expenses	81	78	78	84	81	237	233	317
Net investment income	63	62	61	60	60	186	166	226

Life underwriting income (2)	102	103	103	90	103	308	309	399

Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(64)	(397)	197	(10)	(706)	(264)	(773)	(783)
Foreign exchange gains (losses) and all other	(7)	(24)	34	17	(26)	3	(40)	(23)
Interest expense	3	3	3	2	3	9	9	11
Other income (expense) (1)	—	(5)	(9)	1	(10)	(14)	(27)	(26)
Income tax expense	14	19	11	9	13	44	41	50

Net income (loss)	14	(345)	311	87	(655)	(20)	(581)	(494)

Net realized gains (losses)	(71)	(421)	231	7	(732)	(261)	(813)	(806)
Net realized gains (losses) in other income (expense)	(3)	2	(5)	1	(2)	(6)	(2)	(1)
Tax expense (benefit) on net realized gains (losses)	(1)	5	(1)	—	1	3	2	2

Income excluding net realized gains (losses) (3)	$87	$79	$84	$79	$80	$250	$236	$315

% Change versus prior year period
Net premiums written as reported	0.0%	-1.2%	11.9%	14.5%	23.1%	3.2%	16.8%	16.2%
Net premiums earned as reported	0.0%	-1.9%	11.3%	13.7%	17.5%	2.8%	14.2%	14.1%

Net premiums written constant $	2.4%					4.8%
Net premiums earned constant $	2.2%					4.3%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	See Non-GAAP Financial Measures.

Life	Page 9

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2010	$37,391	$12,149	$25,242
Losses and loss expenses incurred	3,820	1,557	2,263
Losses and loss expenses paid	(2,847)	(884)	(1,963)	87%
Other (incl. foreign exch. revaluation)	479	161	318

Balance at March 31, 2011	$38,843	$12,983	$25,860
Losses and loss expenses incurred	2,752	526	2,226
Losses and loss expenses paid	(2,730)	(872)	(1,858)	83%
Other (incl. foreign exch. revaluation)	86	30	56

Balance at June 30, 2011	$38,951	$12,667	$26,284
Losses and loss expenses incurred	3,207	462	2,745
Losses and loss expenses paid	(3,366)	(992)	(2,374)	86%
Other (incl. foreign exch. revaluation)	(316)	(95)	(221)

Balance at September 30, 2011	$38,476	$12,042	$26,434
Losses and loss expenses incurred	3,066	780	2,286
Losses and loss expenses paid	(3,837)	(1,166)	(2,671)	117%
Other (incl. foreign exch. revaluation)	(228)	(54)	(174)

Balance at December 31, 2011	$37,477	$11,602	$25,875
Losses and loss expenses incurred	2,361	557	1,804
Losses and loss expenses paid	(2,876)	(931)	(1,945)	108%
Other (incl. foreign exch. revaluation)	285	90	195

Balance at March 31, 2012	$37,247	$11,318	$25,929
Losses and loss expenses incurred	2,851	732	2,119
Losses and loss expenses paid	(2,916)	(893)	(2,023)	95%
Other (incl. foreign exch. revaluation)	(332)	(171)	(161)

Balance at June 30, 2012	$36,850	$10,986	$25,864
Losses and loss expenses incurred	4,073	1,026	3,047
Losses and loss expenses paid	(3,078)	(1,013)	(2,065)	68%
Other (incl. foreign exch. revaluation)	355	163	192

Balance at September 30, 2012	$38,200	$11,162	$27,038

Add net recoverable on paid losses	—	695	(695)

Balance including net recoverable on paid losses	$38,200	$11,857	$26,343

Loss Reserve Rollforward	Page 10

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division
	September 30 2012	June 30 2012	March 31 2012	December 31 2011
Reinsurance recoverable on paid losses and loss expenses
Active operations	$494	$584	$573	$629
Brandywine	256	248	234	232
Other Run-off	37	38	42	41

Total	$787	$870	$849	$902

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,813	$9,500	$9,605	$9,805
Brandywine	1,394	1,510	1,721	1,775
Other Run-off	316	343	362	386

Total	$11,523	$11,353	$11,688	$11,966

Gross reinsurance recoverable
Active operations	$10,307	$10,084	$10,178	$10,434
Brandywine	1,650	1,758	1,955	2,007
Other Run-off	353	381	404	427

Total	$12,310	$12,223	$12,537	$12,868

Provision for uncollectible reinsurance (1)
Active operations	$(278)	$(294)	$(300)	$(299)
Brandywine	(156)	(158)	(161)	(160)
Other Run-off	(19)	(19)	(19)	(20)

Total	$(453)	$(471)	$(480)	$(479)

Net reinsurance recoverable
Active operations	$10,029	$9,790	$9,878	$10,135
Brandywine	1,494	1,600	1,794	1,847
Other Run-off	334	362	385	407

Total	$11,857	$11,752	$12,057	$12,389

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.5 billion of collateral.

Reinsurance Recoverable	Page 11

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	September 30		June 30		March 31		December 31
	2012		2012		2012		2011
Market Value
Fixed maturities available for sale	$46,504		$44,386		$43,468		$41,967
Fixed maturities held to maturity	7,879		8,062		8,348		8,605
Short-term investments	2,429		2,260		2,099		2,301

Total	$56,812		$54,708		$53,915		$52,873

Asset Allocation by Market Value
Treasury	$2,731	5%	$2,614	5%	$2,451	5%	$2,361	5%
Agency	1,952	3%	1,816	3%	1,811	3%	1,725	3%
Corporate and asset-backed	18,155	32%	17,581	32%	17,618	33%	17,030	32%
Mortgage-backed	13,066	23%	12,725	23%	12,800	24%	13,237	25%
Municipal (1)	3,542	7%	3,495	7%	3,295	6%	2,888	6%
Non-U.S.	14,937	26%	14,217	26%	13,841	26%	13,331	25%
Short-term investments	2,429	4%	2,260	4%	2,099	3%	2,301	4%

Total	$56,812	100%	$54,708	100%	$53,915	100%	$52,873	100%

Note: Insured municipal bonds represent $671 million, or 19% of our municipal bond holdings.
Credit Quality by Market Value
AAA	$9,270	17%	$9,132	17%	$9,115	17%	$9,284	18%
AA	22,423	39%	20,931	38%	20,665	38%	20,562	39%
A	10,391	18%	10,400	19%	10,523	20%	10,106	19%
BBB	6,424	11%	6,243	11%	6,244	12%	6,152	12%
BB	4,264	8%	4,298	8%	4,009	7%	3,755	7%
B	3,506	6%	3,217	6%	2,828	5%	2,428	4%
Other	534	1%	487	1%	531	1%	586	1%

Total	$56,812	100%	$54,708	100%	$53,915	100%	$52,873	100%

Cost/Amortized Cost
Fixed maturities available for sale	$43,758		$42,316		$41,661		$40,450
Fixed maturities held to maturity	7,493		7,782		8,117		8,447
Short-term investments	2,429		2,260		2,099		2,301

Subtotal	53,680		52,358		51,877		51,198
Equity securities	741		724		662		671
Other investments	2,385		2,297		2,221		2,112

Total	$56,806		$55,379		$54,760		$53,981

Avg. duration of fixed maturities	3.7 years		3.8 years		3.9 years		3.7 years
Avg. market yield of fixed maturities (2)	2.2%		2.8%		3.0%		3.1%
Avg. credit quality (3)	A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (4)	3.8%		3.9%		4.0%		4.2%

(1)	The rating of the municipal portfolio is AA with 10% of our holdings pre-funded with AA/Aaa Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds, including education and utilities (water, power, and sewers).
(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(3)	We use a split rating due to S&P’s downgrade of U.S. Treasury and Agency securities.
(4)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 12

ACE Limited Investment Portfolio—2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2012
Agency residential mortgage-backed (RMBS)	$—	$11,237	$—	$—	$—	$11,237
Non-agency RMBS	155	6	24	10	414	609
Commercial mortgage-backed	1,184	18	11	7	—	1,220

Total mortgage-backed securities at market value	$1,339	$11,261	$35	$17	$414	$13,066

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Amortized Cost at September 30, 2012
Agency RMBS	$—	$10,685	$—	$—	$—	$10,685
Non-agency RMBS	152	6	24	10	446	638
Commercial mortgage-backed	1,096	15	9	6	—	1,126

Total mortgage-backed securities at amortized cost	$1,248	$10,706	$33	$16	$446	$12,449

Mortgage-backed securities total $13.1 billion, are rated predominantly AA and comprise 23% of the fixed income portfolio. This compares to a 32% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AA for agency mortgages and AAA for non-agency mortgages.

Securities issued by Federal agencies with implied or explicit government guarantees total $11.2 billion and represent 95% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 45,000 loans. The portfolio’s original loan-to-value ratio is approximately 67% with an average FICO score of 732. With this conservative loan-to-value ratio and subordinated collateral of 6%, the cumulative 5-year foreclosure rate would have to rise to 18% before principal is significantly impaired. The foreclosure rate of ACE’s non-agency RMBS portfolio at September 30, 2012 was 7%.

Commercial mortgage-backed securities of $1.2 billion are rated predominantly AAA, broadly diversified with over 13,000 loans and seasoned with 40% of the portfolio issued before 2006 and 42% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 65% with a debt service coverage ratio in excess of 1.9 and weighted average subordinated collateral of 29%. The cumulative foreclosure rate would have to rise to 42% before principal is impaired. The foreclosure rate of ACE’s commercial mortgage-backed securities portfolio at September 30, 2012 was 2.1%.

Investments 2	Page 13

ACE Limited Investment Portfolio—3 (in millions of U.S. dollars) (Unaudited)

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2012

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$358	$79	$1	$—	$438
Banks	—	3	2,207	354	2,564
Basic Materials	—	—	91	240	331
Communications	—	—	591	756	1,347
Consumer, Cyclical	—	93	284	258	635
Consumer, Non-Cyclical	61	564	821	538	1,984
Diversified Financial Services	—	63	235	113	411
Energy	36	14	219	618	887
Industrial	—	380	356	153	889
Utilities	—	14	503	530	1,047
All Others	47	185	398	504	1,134

Total	$502	$1,395	$5,706	$4,064	$11,667

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g., CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Market Value at September 30, 2012

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$5	$5	$5	$15
Banks	—	9	—	9
Basic Materials	195	130	7	332
Communications	459	545	11	1,015
Consumer, Cyclical	480	454	26	960
Consumer, Non-Cyclical	674	731	23	1,428
Diversified Financial Services	55	87	4	146
Energy	708	344	14	1,066
Industrial	374	348	12	734
Utilities	288	38	22	348
All Others	190	241	4	435

Total	$3,428	$2,932	$128	$6,488

U.S. Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 750 issuers with our largest current issuer exposure at $99 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g., credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 3	Page 14

ACE Limited Investment Portfolio—4 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2012

	Market Value by S&P Credit Rating						Amortized Cost
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$1,254	$—	$—	$—	$—	$1,254	$1,213
Canada	979	—	—	—	—	979	943
Republic of Korea	—	460	77	—	—	537	475
Japan	—	397	—	—	—	397	396
Germany	387	—	—	—	—	387	378
Province of Ontario	—	253	—	—	—	253	241
Federative Republic of Brazil	—	—	—	217	—	217	213
France	—	211	—	—	—	211	203
Kingdom of Thailand	1	—	178	25	—	204	200
Province of Quebec	—	1	168	—	—	169	157
Commonwealth of Australia	147	1	—	—	—	148	131
State of Queensland	77	65	—	—	—	142	130
Federation of Malaysia	—	—	124	—	—	124	123
Swiss Confederation	122	—	—	—	—	122	116
People’s Republic of China	68	50	1	—	—	119	115
United Mexican States	1	—	43	66	—	110	101
State of New South Wales	85	—	—	—	—	85	79
Taiwan	—	79	2	—	—	81	78
State of Victoria	63	—	—	—	—	63	58
Socialist Republic of Vietnam	—	—	—	—	62	62	58
Republic of Indonesia	—	—	—	—	52	52	49
Russian Federation	—	—	—	47	—	47	46
Republic of Colombia	—	—	—	42	—	42	40
Province of British Columbia	42	—	—	—	—	42	40
Republic of Austria	—	40	—	—	—	40	39
Other Non-U.S. Government	192	261	97	63	140	753	717

Non-U.S. Government Securities	$3,418	$1,818	$690	$460	$254	$6,640	$6,339
Eurozone Non-U.S. Corporate (1)	619	359	572	457	453	2,460	2,336
Other Non-U.S. Corporate	814	636	2,375	1,361	651	5,837	5,487

	$4,851	$2,813	$3,637	$2,278	$1,358	$14,937	$14,162

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

78% of ACE’s non-U.S. fixed income portfolios are denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at A and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 15

ACE Limited Investment Portfolio—5 (in millions of U.S. dollars) (Unaudited)

Eurozone Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

September 30, 2012

	Market Value by Industry					Amortized Cost
	Bank	Financial	Industrial	Utility	Total

Netherlands	$215	$154	$338	$150	$857	$804
France	103	41	140	161	445	426
Germany	277	2	87	8	374	360
Luxembourg	10	2	233	99	344	329
Euro Supranational	206	—	—	—	206	195
Ireland	12	2	96	15	125	116
Finland	26	—	14	3	43	41
Belgium	—	—	30	1	31	30
Austria	20	—	7	1	28	28
Spain	6	—	—	—	6	6
Portugal	—	—	1	—	1	1

Eurozone Non-U.S. Corporate Securities	$875	$201	$946	$438	$2,460	$2,336

Note: ACE has no investments in Greece and Italy

Top 10 Exposures—Eurozone Banks (Excluding United Kingdom)

September 30, 2012	Market Value	Amortized Cost	Rating
European Investment Bank	$174	$166	AAA
KFW	148	142	AAA
Rabobank Nederland NV	116	108	AA
Deutsche Bank AG	47	45	A+
ABN AMRO Group NV	31	29	A+
Bank Nederlandse Gemeenten	31	29	AAA
BNP Paribas SA	29	27	AA-
Credit Agricole Groupe	28	27	A
Erste Abwicklungsanstalt	24	23	AA-
Nordea Bank AB	23	22	AA-
Top 10 Exposures—Eurozone Corporate (Excluding United Kingdom)

September 30, 2012	Market Value	Amortized Cost	Rating
ING Groep NV	$97	$93	A
Electricite de France SA	92	88	A+
Intelsat SA	79	75	B
Royal Dutch Shell PLC	76	71	AA
Deutsche Telekom AG	72	64	BBB+
LyondellBasell Industries NV	55	49	BB+
France Telecom SA	43	40	A-
Gazprom OAO	41	37	BBB
General Electric Co	40	37	AA+
Liberty Global Inc	38	34	B+

Investments 5	Page 16

ACE Limited Investment Portfolio—6 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

September 30, 2012	Market Value	Rating
1 General Electric Co	$443	AA+
2 JP Morgan Chase & Co	431	A
3 Citigroup Inc	352	A-
4 The Goldman Sachs Group Inc	333	A-
5 Bank of America Corp	313	A-
6 Morgan Stanley	286	A-
7 Verizon Communications Inc	284	A-
8 HSBC Holdings Plc	211	A+
9 Wells Fargo & Co	210	A+
10 AT&T INC	207	A-
11 Kraft Foods Inc	170	BBB
12 Comcast Corp	167	BBB+
13 Anheuser-Busch InBev NV	145	A
14 Duke Energy Corp	139	BBB+
15 Royal Bank of Scotland Group Plc	134	A-
16 Time Warner Cable Inc	130	BBB
17 Barclays Plc	129	A
18 BP Plc	127	A
19 ConocoPhillips	127	A
20 UBS AG	126	A
21 American Express Co	124	BBB+
22 Pfizer Inc	123	AA
23 Rabobank Nederland NV	116	AA
24 Credit Suisse Group	114	A
25 Lloyds Banking Group Plc	108	A-

Investments 6	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended September 30, 2012			Nine months ended September 30, 2012
	Net Realized Gains	Net Unrealized Gains	Net	Net Realized Gains	Net Unrealized Gains	Net
	(Losses) (1)	(Losses)	Impact	(Losses) (1)	(Losses)	Impact
Fixed maturities	$47	$642	$689	$149	$1,136	$1,285
Fixed income derivatives	4	—	4	(3)	—	(3)

Total fixed maturities	51	642	693	146	1,136	1,282

Public equity	2	23	25	(2)	52	50
Private equity	26	10	36	43	33	76

Total equity	28	33	61	41	85	126

Mark-to-market gains (losses) from derivative transactions (2)	(64)	—	(64)	(268)	—	(268)
Foreign exchange (losses) (2)	(50)	—	(50)	(64)	—	(64)
Other	—	4	4	1	5	6
Partially-owned entities (3)	(5)	(4)	(9)	(11)	(4)	(15)
Income tax expense	8	138	146	36	234	270

Net gains (losses)	$(48)	$537	$489	$(191)	$988	$797

(1)	Other-than-temporary impairments for the quarter includes $10 million for fixed maturities. Year to date other-than-temporary impairments includes $18 million for fixed maturities, $7 million for private equity, and $5 million for public equity.
(2)	Includes $64 million of realized losses from variable annuity reinsurance for the quarter which includes $83 million in mark-to-market gains from derivative transactions, net of $147 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange losses for the quarter were $8 million. For the year, the $264 million of realized losses from variable annuity reinsurance includes $44 million in mark-to-market gains from derivative transactions and $308 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange losses for the year were $2 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended September 30, 2011			Nine months ended September 30, 2011
	Net Realized Gains	Net Unrealized Gains	Net	Net Realized Gains	Net Unrealized Gains	Net
	(Losses) (4)	(Losses)	Impact	(Losses) (4)	(Losses)	Impact
Fixed maturities	$20	$81	$101	$143	$244	$387
Fixed income derivatives	(89)	—	(89)	(157)	—	(157)

Total fixed maturities	(69)	81	12	(14)	244	230

Public Equity	(2)	(59)	(61)	9	(51)	(42)
Private equity	(24)	(14)	(38)	6	42	48

Total equity	(26)	(73)	(99)	15	(9)	6

Mark-to-market gains (losses) from derivative transactions (5)	(704)	—	(704)	(774)	—	(774)
Foreign exchange gains (losses) (5)	20	—	20	(89)	—	(89)
Other	(5)	(4)	(9)	(7)	2	(5)
Partially-owned entities (6)	(4)	—	(4)	(1)	2	1
Income tax expense	2	52	54	8	112	120

Net gains (losses)	$(790)	$(48)	$(838)	$(878)	$127	$(751)

(4)	Other-than-temporary impairments for the quarter includes $19 million for fixed maturities and $1 million for public equity. Year to date other-than-temporary impairments of $32 million include $28 million for fixed maturities, $3 million for private equity, and $1 million for public equity.
(5)	Includes $706 million of realized losses from variable annuity reinsurance for the quarter which includes $926 million in mark-to-market losses from derivative transactions, net of $220 million of gains on applicable hedges. The variable annuity reinsurance foreign exchange losses for the quarter were $26 million. For the year, the $773 million of realized losses from variable annuity reinsurance includes $925 million in mark-to-market losses from derivative transactions and $152 million of gains on applicable hedges. The variable annuity reinsurance foreign exchange losses for the year were $44 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	September 30 2012	June 30 2012	March 31 2012	December 31 2011	December 31 2010
Total short-term debt (1)	$1,402	$1,401	$1,531	$1,251	$1,300
Total long-term debt	3,360	3,360	3,360	3,360	3,358

Total debt	$4,762	$4,761	$4,891	$4,611	$4,658

Total trust preferred securities	$309	$309	$309	$309	$309

Total shareholders’ equity	$26,963	$25,762	$25,431	$24,332	$22,835

Total capitalization	$32,034	$30,832	$30,631	$29,252	$27,802
Tangible capital (2)	$27,044	$26,006	$25,771	$24,453	$23,138

Leverage ratios
Debt/ total capitalization	14.9%	15.4%	16.0%	15.8%	16.8%
Debt plus trust preferred securities/ total capitalization	15.8%	16.4%	17.0%	16.8%	17.9%
Debt/ tangible capital	17.6%	18.3%	19.0%	18.9%	20.1%
Debt plus trust preferred securities/ tangible capital	18.8%	19.5%	20.2%	20.1%	21.5%

Note:	As of September 30, 2012, there was $1.6 billion usage of credit facilities on a total commitment of $2.4 billion.
(1)	Repurchase agreements in the amount of $550 million matured during the quarter, and there were new repurchase agreements in the amount of $551 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended September 30		Nine months ended September 30
	2012	2011	2012	2011
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$688	$751	$2,132	$1,683
Net realized gains (losses), net of income tax	(48)	(790)	(191)	(878)

Net income (loss)	$640	$(39)	$1,941	$805

Rollforward of Common Shares Outstanding
Shares—beginning of period	339,060,885	337,912,324	336,927,276	334,942,852
Repurchase of shares	—	(1,597,432)	(100,000)	(1,597,432)
Shares issued, excluding option exercises	(86,962)	(53,247)	1,037,201	1,343,161
Issued for option exercises	761,186	128,648	1,870,632	1,701,712

Shares—end of period	339,735,109	336,390,293	339,735,109	336,390,293

Denominator
Weighted average shares outstanding	340,207,037	338,385,734	339,523,388	338,139,477
Effect of other dilutive securities	2,665,676	2,464,705	2,831,798	2,733,434

Adj. wtd. avg. shares outstanding and assumed conversions	342,872,713	340,850,439	342,355,186	340,872,911

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.02	$2.22	$6.28	$4.98
Net realized gains (losses), net of income tax	(0.14)	(2.33)	(0.57)	(2.60)

Net income (loss)	$1.88	$(0.11)	$5.71	$2.38

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.01	$2.20	$6.23	$4.94
Net realized gains (losses), net of income tax	(0.15)	(2.31)	(0.56)	(2.58)

Net income (loss) (2)	$1.86	$(0.11)	$5.67	$2.36

(1)	See Non-GAAP Financial Measures.
(2)	For the three months ended September 30, 2011, weighted-average shares outstanding used to calculate net loss per share excludes the effect of dilutive securities. In periods where a net loss is recognized, inclusion of incremental dilution is anti-dilutive.

Earnings per share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on page 23.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Loss and loss expense ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Combined ratio excluding catastrophe losses, PPD, and crop is a non-GAAP financial measure. The ratio numerator includes losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses, PPD, and crop insurance. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected, net earned premium adjustments on loss sensitive policies and net premiums earned on crop insurance business. We believe that excluding the impact of catastrophe losses, PPD, and crop insurance provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses) is an annualized non-GAAP financial measure. The ROE numerator includes income adjusted to exclude net realized gains (losses), net of tax. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Income excluding net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP. The following table presents the reconciliation of Net income (loss) to Income excluding net realized gains (losses):

	3Q-12	2Q-12	1Q-12	4Q-11	3Q-11	YTD 2012	YTD 2011	Full Year 2011
Net income (loss), as reported	$640	$328	$973	$735	$(39)	$1,941	$805	$1,540
Net realized gains (losses)	(60)	(394)	260	83	(760)	(194)	(878)	(795)
Net realized gains (losses) in other income (expense) (1)	20	1	18	16	(28)	39	8	24
Income tax expense on net realized gains (losses)	8	22	6	12	2	36	8	20

Income excluding net realized gains (losses)	$688	$743	$701	$648	$751	$2,132	$1,683	$2,331

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 21

ACE Limited Non-GAAP Financial Measures—2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of effective tax rate to the effective tax rate on income excluding net realized gains (losses):

						YTD	YTD	Full Year
	3Q-12	2Q-12	1Q-12	4Q-11	3Q-11	2012	2011	2011
Tax expense, as reported	$147	$148	$110	$120	$165	$405	$382	$502
Tax expense on net realized gains (losses)	8	22	6	12	2	36	8	20

Tax expense, adjusted	$139	$126	$104	$108	$163	$369	$374	$482

Income before tax, as reported	$787	$476	$1,083	$855	$126	$2,346	$1,187	$2,042
Less: realized gains (losses)	(60)	(394)	260	83	(760)	(194)	(878)	(795)
Less: realized gains (losses) in other income (expense)	20	1	18	16	(28)	39	8	24

Income excluding net realized gains (losses) before tax	$827	$869	$805	$756	$914	$2,501	$2,057	$2,813

Effective tax rate	18.7%	31.0%	10.2%	14.1%	131.9%	17.3%	32.1%	24.6%
Adjustment for tax impact of net realized gains (losses)	-2.0%	-16.4%	2.8%	0.3%	-114.2%	-2.5%	-14.0%	-7.5%

Effective tax rate on income excluding net realized gains (losses)	16.7%	14.6%	13.0%	14.4%	17.7%	14.8%	18.1%	17.1%

The following table presents the reconciliation of ROE to Operating ROE:

						YTD	YTD	Full Year
	3Q-12				3Q-11	2012	2011	2011
Net income (loss)	$640				$(39)	$1,941	$805	$1,540
Income excluding net realized gains (losses)	$688				$751	$2,132	$1,683	$2,331

Equity—beginning of period, as reported	$25,762				$23,952	$24,332	$22,835	$22,835
Less: unrealized gains (losses) on investments, net of deferred tax	2,166				1,574	1,715	1,399	1,399

Equity—beginning of period, as adjusted	$23,596				$22,378	$22,617	$21,436	$21,436

Equity—end of period, as reported	$26,963				$23,581	$26,963	$23,581	$24,332
Less: unrealized gains (losses) on investments, net of deferred tax	2,703				1,526	2,703	1,526	1,715

Equity—end of period, as adjusted	$24,260				$22,055	$24,260	$22,055	$22,617

Average equity, as reported	$26,363				$23,766	$25,648	$23,208	$23,584
Average equity, as adjusted	$23,928				$22,216	$23,439	$21,746	$22,027
Operating ROE calculated using income excluding net realized gains (losses)	11.5%				13.5%	12.1%	10.3%	10.6%
ROE calculated using net income	9.7%				-0.7%	10.1%	4.6%	6.5%

Reconciliation Non-GAAP 2	Page 22

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011
Shareholders’ equity	$26,963	$25,762	$25,431	$24,332	$23,581
Less: goodwill and other intangible assets	4,990	4,826	4,860	4,799	4,785

Numerator for tangible book value per share	$21,973	$20,936	$20,571	$19,533	$18,796

Book value—% change over prior quarter (1)	4.7%	1.3%	4.5%	3.2%	-1.5%
Tangible book value—% change over prior quarter (1)	5.0%	1.8%	5.3%	3.9%	-1.7%

Denominator	339,735,109	339,060,885	338,653,382	336,927,276	336,390,293

Book value per common share	$79.36	$75.98	$75.09	$72.22	$70.10
Tangible book value per common share	$64.67	$61.75	$60.74	$57.97	$55.88

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$25,762	$25,431	$24,332	$23,581	$23,952
Income excluding net realized gains (losses)	688	743	701	648	751
Net realized gains (losses), net of tax	(48)	(415)	272	87	(790)
Net unrealized gains (losses), net of tax	537	208	243	189	(48)
Repurchase of shares	—	—	(7)	(32)	(100)
Dividend declared on common shares	(168)	(168)	(200)	(118)	(117)
Cumulative translation, net of tax	141	(79)	56	(123)	(105)
Pension liability	(2)	—	(1)	6	3
Other (2)	53	42	35	94	35

	$26,963	$25,762	$25,431	$24,332	$23,581

(1)	At September 30, 2012, book value increased 10.8% and tangible book value increased 12.5% from December 31, 2011.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 23

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses): Income excluding net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate on income excluding net realized gains (losses): Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 24